                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                             ---------------------
                                 SCHEDULE 13E-3
                        RULE 13E-3 TRANSACTION STATEMENT
       (PURSUANT TO SECTION 13(E) OF THE SECURITIES EXCHANGE ACT OF 1934)


                           HUDSON GENERAL CORPORATION
                                (NAME OF ISSUER)


                           HUDSON GENERAL CORPORATION
                            RIVER ACQUISITION CORP.
                                 JAY B. LANGNER
                                RICHARD D. SEGAL
                       (NAME OF PERSONS FILING STATEMENT)

                    COMMON STOCK, PAR VALUE $1.00 PER SHARE
                         (TITLE OF CLASS OF SECURITIES)

                                  443784 10 3
                    (CUSIP NUMBERS OF CLASSES OF SECURITIES)
                             ---------------------
                            NOAH E. ROCKOWITZ, ESQ.
                           HUDSON GENERAL CORPORATION
                              111 GREAT NECK ROAD
                           GREAT NECK, NEW YORK 11021
                        TELEPHONE NUMBER (516) 487-8610
                             ---------------------
      (NAME, ADDRESS AND TELEPHONE NUMBER OF PERSON AUTHORIZED TO RECEIVE
      NOTICES AND COMMUNICATIONS ON BEHALF OF PERSON(S) FILING STATEMENT)
                             ---------------------
                                   COPIES TO:


          DANIEL E. STOLLER, ESQ.                 SIMEON GOLD, ESQ.
         SKADDEN, ARPS, SLATE, MEAGHER &     WEIL, GOTSHAL & MANGES LLP
                 FLOM LLP                         767 FIFTH AVENUE
             919 THIRD AVENUE                 NEW YORK, NEW YORK 10022
         NEW YORK, NEW YORK 10022                  (212) 310-8000
              (212) 735-3000

   This statement is filed in connection with (check the appropriate box):


   a. [X] The filing of solicitation materials or an information statement subject to Regulation 14A, Regulation 14C, or Rule 13e-3(c) under the Securities Exchange Act of 1934.

   b. [ ] The filing of a registration statement under the Securities Act of 1933.

   c.  [ ] A tender offer.

   d.  [ ] None of the above.


Check the following box if the soliciting materials or information statement referred to in checking box (a) are preliminary copies. [X]

                           CALCULATION OF FILING FEE
===============================================================================
      TRANSACTION VALUATION*           AMOUNT OF FILING FEE**
-------------------------------------------------------------------------------
          $81,140,932.00                    $16,229.00
===============================================================================
* Determined by multiplying 1,415,679 (the number of outstanding shares of Common Stock of Hudson General Corporation not owned by River Acquisition Corp. or the members of the Buyout Group) by $57.25 per share and adding the aggregate amount anticipated to be paid to certain persons holding options to purchase shares of Common Stock in consideration of cancellation of such options.

** Determined pursuant to Rule 0-11(b)(1) by multiplying $81,140,932.00 by 1/50 of 1%.

[ ] Check Box if any part of the fee is offset as provided by Rule 0-11(a)(2) and identify the filing with which the offsetting fee was previously paid. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

                                 INTRODUCTION

     This Rule 13e-3 Transaction Statement on Schedule 13E-3 (this "Schedule 13E-3") is being filed by Hudson General Corporation, a Delaware corporation (the "Company"), River Acquisition Corp., a Delaware corporation ("River Acquisition"), Jay B. Langner and Richard D. Segal pursuant to Section 13(e) of the Securities Exchange Act of 1934, as amended, and Rule 13e-3 thereunder, in connection with the proposed acquisition by River Acquisition of all outstanding shares of common stock, par value $1.00 per share (the "Common Stock"), of the Company. River Acquisition was formed in connection with the proposed merger and will be owned by the Company's executive officers (four of whom are also directors of the Company), certain of their family members, and certain other officers of the Company (the "Buyout Group"). The Company and River Acquisition have entered into an Agreement and Plan of Merger, dated as of November 22, 1998 (the "Merger Agreement"), whereby River Acquisition would be merged (the "Merger") with and into the Company with the Company as the surviving corporation in the Merger (the "Surviving Corporation"). Pursuant to the terms and conditions set forth in the Merger Agreement, if the Merger is consummated, each outstanding share of Common Stock (other than Common Stock held (i) in the treasury of the Company or by any of its wholly-owned subsidiaries, (ii) by River Acquisition, or (iii) by stockholders who perfect their rights under Delaware law to dissent from the Merger and seek an appraisal of the fair market value of their shares) will be converted into the right to receive $57.25 per share in cash, without interest. As a result of the Merger, the Buyout Group will own 100% of the capital stock of the Surviving Corporation. Concurrently with the filing of this Schedule 13E-3, the Company is filing a preliminary proxy statement (the "Proxy Statement") pursuant to which the stockholders of the Company will be given notice of the Merger. The cross reference sheet below is being supplied pursuant to Instruction F to
Schedule 13E-3 and shows the location in the Proxy Statement of the information required to be included in response to the items of this Schedule 13E-3. The information in the Proxy Statement is hereby expressly incorporated herein by reference, and capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Proxy Statement.

            SCHEDULE 13E-3
        ITEM NUMBER AND CAPTION            LOCATION IN PROXY STATEMENT
----------------------------------------   ----------------------------
Item 1.   ISSUER AND CLASS OF SECURITY
          SUBJECT TO THE TRANSACTION.
          (a) ..........................   QUESTIONS AND ANSWERS ABOUT THE
                                           MERGER; THE PARTIES--The Company
          (b) ..........................   SUMMARY--The Special Meeting--Voting;
                                           INFORMATION CONCERNING THE
                                           SPECIAL MEETING--Record Date; Voting at
                                           the Meeting; Quorum
          (c) ..........................   MARKET FOR THE COMMON
                                           STOCK--Common Stock Market Price
                                           Information; Dividend Information
          (d) ..........................   MARKET FOR THE COMMON
                                           STOCK--Common Stock Market Price
                                           Information; Dividend Information
          (e) ..........................   Not Applicable
          (f) ..........................   MARKET FOR THE COMMON
                                           STOCK--Common Stock Purchase Information;
                                           Schedule I
Item 2.   IDENTITY AND BACKGROUND.
          (a)-(d) ......................   THE PARTIES--The Company; --River
                                           Acquisition; THE MERGER AGREEMENT --
                                           Directors and Executive Officers of River
                                           Acquisition Corp.; MANAGEMENT--Directors
                                           and Executive Officers of the Company
          (e) and (f) ..................   Not Applicable
          (g) ..........................   THE PARTIES--The Company; --River
                                           Acquisition; THE MERGER AGREEMENT --
                                           Directors and Executive Officers of River
                                           Acquisition Corp.; MANAGEMENT--Directors
                                           and Executive Officers of the Company
Item 3.   PAST CONTACTS, TRANSACTIONS OR
          NEGOTIATIONS.
          (a)(1) .......................   Not Applicable
          (a)(2) and (b) ...............   SUMMARY--Special Factors; SPECIAL
                                           FACTORS--Background of the Merger
Item 4.   TERMS OF THE TRANSACTION.
          (a) ..........................   QUESTIONS AND ANSWERS ABOUT THE
                                           MERGER; SUMMARY; INFORMATION
                                           CONCERNING THE SPECIAL
                                           MEETING--Purpose of the Special Meeting;
                                           --Required Vote; SPECIAL FACTORS--
                                           Background of the Merger; --Certain Effects of
                                           the Merger; --Interests of Certain Persons in the
                                           Merger; Certain Relationships; THE MERGER
                                           AGREEMENT; DISSENTERS' RIGHTS OF
                                           APPRAISAL

            SCHEDULE 13E-3
        ITEM NUMBER AND CAPTION           LOCATION IN PROXY STATEMENT
---------------------------------------   ---------------------------
          (b) .........................   SUMMARY--Special Factors--Interests of
                                          Certain Persons in the Merger; --The Special
                                          Meeting--Voting; INFORMATION CONCERNING
                                          THE SPECIAL MEETING--Purpose of the Special
                                          Meeting; --Required Vote; SPECIAL
                                          FACTORS--Background of the Merger; --Certain
                                          Effects of the Merger; --Interests of Certain
                                          Persons in the Merger; Certain Relationships; THE
                                          MERGER AGREEMENT--The Merger; Merger
                                          Consideration; --Treatment of Stock Options;
                                          DISSENTERS' RIGHTS OF APPRAISAL
Item 5.   PLANS OR PROPOSALS OF THE
          ISSUER OR AFFILIATE.
          (a) and (b) .................   SPECIAL FACTORS--Plans for the Company
                                          After the Merger
          (c) .........................   SPECIAL FACTORS--Certain Effects of the
                                          Merger; --Interests of Certain Persons in the
                                          Merger; Certain Relationships; THE MERGER
                                          AGREEMENT--Treatment of Options;
                                          --Directors and Officers of the Company
                                          Following the Merger; Certificate of Incorporation;
                                          Bylaws
          (d)-(g) .....................   SUMMARY--Special Factors--Purpose and
                                          Effects of the Merger; --Financing of the Merger;
                                          SPECIAL FACTORS--Certain Effects of the
                                          Merger; --Plans for the Company After the
                                          Merger; --Financing of the Merger
Item 6.   SOURCE AND AMOUNT OF FUNDS OR
          OTHER CONSIDERATION.
          (a) and (c) .................   SUMMARY--Special Factors--Financing of the
                                          Merger; SPECIAL FACTORS--Plans for the
                                          Company After the Merger; --Financing of the
                                          Merger
          (b) .........................   SPECIAL FACTORS--Fees and Expenses; THE
                                          MERGER AGREEMENT--Fees and Expense
          (d) .........................   Not Applicable
Item 7.   PURPOSE(S), ALTERNATIVES,
          REASONS AND EFFECTS.
          (a) .........................   SUMMARY--Special Factors--Purpose and
                                          Effects of the Merger; SPECIAL
                                          FACTORS--Background of the Merger; --The
                                          Buyout Group's Purpose and Reason for the
                                          Merger

           SCHEDULE 13E-3
       ITEM NUMBER AND CAPTION           LOCATION IN PROXY STATEMENT
--------------------------------------   ---------------------------
          (b) and (c) ................   SUMMARY--Special Factors--Purpose and
                                         Effects of the Merger; SPECIAL
                                         FACTORS--Background of the Merger; --The
                                         Buyout Group's Purpose and Reason for the
                                         Merger
          (d) ........................   QUESTIONS AND ANSWERS ABOUT THE
                                         MERGER; SUMMARY--Special
                                         Factors--Purpose and Effects of the Merger;
                                         --Material Federal Income Tax Consequences;
                                         --The Merger Agreement--The Merger
                                         Consideration; INFORMATION CONCERNING
                                         THE SPECIAL MEETING--Purpose of the
                                         Special Meeting; SPECIAL FACTORS--Certain
                                         Effects of the Merger; --Plans for the Company
                                         After the Merger; --Accounting Treatment;
                                         --Material Federal Income Tax Consequences of
                                         the Merger; THE MERGER
                                         AGREEMENT--The Merger; Merger
                                         Consideration; --The Exchange Fund; Payment for
                                         Shares of Common Stock

Item 8.   FAIRNESS OF THE TRANSACTION.
          (a) ........................   QUESTIONS AND ANSWERS ABOUT THE
                                         MERGER; SUMMARY--Special
                                         Factors--Recommendation of the Company's
                                         Board of Directors; --Fairness Opinion of Allen &
                                         Company; INFORMATION CONCERNING THE
                                         SPECIAL MEETING--Purpose of the Special
                                         Meeting; SPECIAL FACTORS--Background of
                                         the Merger; --Recommendation of the Special
                                         Committee and Board of Directors; Fairness of the
                                         Merger; --The Buyout Group's Purpose and
                                         Reason for the Merger; --Opinion of Financial
                                         Advisor to the Special Committee
          (b) ........................   SUMMARY--Special Factors--Factors
                                         Considered by the Special Committee and Board
                                         of Directors; --Fairness Opinion of Allen &
                                         Company; SPECIAL FACTORS--Background of
                                         the Merger; --Recommendation of the Special
                                         Committee and Board of Directors; Fairness of the
                                         Merger; --The Buyout Group's Purpose and
                                         Reason for the Merger; --Opinion of Financial
                                         Advisor to the Special Committee
          (c) ........................   QUESTIONS AND ANSWERS ABOUT THE
                                         MERGER; SUMMARY--The Special
                                         Meeting--Voting; --The Merger
                                         Agreement--Conditions to the Merger;
                                         INFORMATION CONCERNING THE
                                         SPECIAL MEETING--Required Vote; THE
                                         MERGER AGREEMENT--Conditions

           SCHEDULE 13E-3
       ITEM NUMBER AND CAPTION           LOCATION IN PROXY STATEMENT
--------------------------------------   ----------------------------
           (d) .......................   QUESTIONS AND ANSWERS ABOUT THE
                                         MERGER; SUMMARY--Special
                                         Factors--Recommendation of the Company's
                                         Board of Directors; INFORMATION
                                         CONCERNING THE SPECIAL
                                         MEETING--Purpose of the Special Meeting;
                                         SPECIAL FACTORS--Background of the
                                         Merger; --Opinion of Financial Advisor to the
                                         Special Committee
           (e) .......................   SUMMARY--Recommendation of the Company's
                                         Board of Directors; SPECIAL FACTORS--
                                         Background of the Merger; --Recommendation of
                                         the Special Committee and Board of Directors;
                                         Fairness of the Merger
           (f) .......................   Not Applicable

Item 9.    REPORTS, OPINIONS, APPRAISALS
           AND CERTAIN NEGOTIATIONS.
           (a) and (b) ................  SUMMARY--Special Factors--Factors
                                         Considered by the Special Committee and Board
                                         of Directors; --Fairness Opinion of Allen &
                                         Company; SPECIAL FACTORS--Background of
                                         the Merger; --Recommendation of the Special
                                         Committee and Board of Directors; Fairness of the
                                         Merger; --Opinion of Financial Advisor to the
                                         Special Committee
           (c) ........................  AVAILABLE INFORMATION
Item 10.   INTEREST IN SECURITIES OF THE
           ISSUER.
           (a) ........................  SUMMARY--Special Factors--Interests of
                                         Certain Persons in the Merger; INFORMATION
                                         CONCERNING THE SPECIAL
                                         MEETING--Record Date; Voting at the Meeting;
                                         Quorum; SPECIAL FACTORS--Interests of
                                         Certain Persons in the Merger; Certain
                                         Relationships; SECURITIES
                                         OWNERSHIP--Beneficial Ownership of More
                                         than 5% of Common Stock; --Beneficial
                                         Ownership of Common Stock by Certain Parties
                                         Related to the Company or the Buyout Group
           (b) ........................  MARKET FOR THE COMMON STOCK--Stock
                                         Purchase Information; Schedule I

Item 11.   CONTRACTS, ARRANGEMENTS OR
           UNDERSTANDINGS WITH RESPECT
           TO THE ISSUER'S SECURITIES..  SUMMARY--Special Factors--Financing of the
                                         Merger; SPECIAL FACTORS--Background of
                                         the Merger; --Interests of Certain Persons in the
                                         Merger; Certain Relationships; --Financing of the
                                         Merger

           SCHEDULE 13E-3
       ITEM NUMBER AND CAPTION           LOCATION IN PROXY STATEMENT
---------------------------------------  ---------------------------
Item 12.   PRESENT INTENTION AND
           RECOMMENDATION OF CERTAIN
           PERSONS WITH REGARD TO THE
           TRANSACTION.
           (a) ........................  SUMMARY--The Special Meeting--Voting;
                                         INFORMATION CONCERNING THE
                                         SPECIAL MEETING--Required Vote
                                         SECURITIES OWNERSHIP--Beneficial
                                         Ownership of Common Stock by Certain Parties
                                         Related to the Company or the Buyout Group
           (b) ........................  SUMMARY--Special Factors--Recommendation
                                         of the Company's Board of Directors; SPECIAL
                                         FACTORS--Background of the Merger;
                                         --Recommendation of the Special Committee and
                                         Board of Directors; Fairness of the Merger

Item 13.   OTHER PROVISIONS OF THE
           TRANSACTION.
           (a) ........................  QUESTIONS AND ANSWERS ABOUT THE
                                         MERGER; SUMMARY--Dissenters' Rights of
                                         Appraisal; DISSENTERS' RIGHTS OF
                                         APPRAISAL
           (b)-(c) ....................  Not Applicable
Item 14.   FINANCIAL INFORMATION.
           (a) ........................  SELECTED HISTORICAL AND PRO FORMA
                                         CONSOLIDATED FINANCIAL DATA OF THE
                                         COMPANY; SELECTED FINANCIAL DATA
                                         OF HUDSON GENERAL LLC; WHERE YOU
                                         CAN FIND MORE INFORMATION; Annex D
           (b) ........................  Not Applicable

Item 15.   PERSONS AND ASSETS EMPLOYED,
           RETAINED OR UTILIZED.
           (a) ........................  INFORMATION CONCERNING THE
                                         SPECIAL MEETING--Proxy Solicitation;
                                         SPECIAL FACTORS--Fees and Expenses
           (b) ........................  INFORMATION CONCERNING THE
                                         SPECIAL MEETING--Proxy Solicitation

Item 16.   ADDITIONAL INFORMATION .....  Proxy Statement, together with the proxy card

Item 17.   MATERIAL TO BE FILED AS
           EXHIBITS.
           (a)(1) .....................  Financing Commitment Letter, dated November
                                         20, 1998 and Summary of Terms and Conditions.
           (b)(1) .....................  Presentation by Allen & Company Incorporated to
                                         the Special Committee, dated November 20, 1998
           (b)(2) .....................  Opinion of Allen & Company Incorporated, dated
                                         November 22, 1998 (set forth as Annex B the
                                         Proxy Statement)*

           SCHEDULE 13E-3
       ITEM NUMBER AND CAPTION           LOCATION IN PROXY STATEMENT
---------------------------------------  ---------------------------
                        (c)(1) ........  Equity Commitment Letter, dated November 22,
                                         1998, among Jay B. Langner, Richard D. Segal and
                                         Hudson General Corporation
                        (c)(2) ........  Agreement and Plan of Merger between Hudson
                                         General Corporation and River Acquisition Corp.,
                                         dated as of November 22, 1998 (set forth as Annex
                                         A to the Proxy Statement)*
                        (d)(1) ........  Proxy Statement, together with the proxy card
                        (e)(1) ........  Section 262 of the Delaware General Corporation
                                         Law (set forth as Annex C to the Proxy
                                         Statement)*
                        (g)(1) ........  Complaint filed on November 24, 1998 against
                                         Milton H. Dresner et al. by Harbor Finance
                                         Partners in the Delaware Chancery Court
                        (g)(2) ........  Complaint filed on November 24, 1998 against
                                         Jay B. Langner et al. by Weiner in the Delaware
                                         Chancery Court
                        (g)(3) ........  Complaint filed on November 30, 1998 against
                                         Jay B. Langner et al. by Soshtain and Rand in
                                         the Delaware Chancery Court
                        (g)(4) ........  Press release issued by Hudson General
                                         Corporation (incorporated by reference to the
                                         Current Report on Form 8-K of Hudson General
                                         Corporation filed on November 23, 1998)
                        (g)(5) ........  Press release issued by Hudson General
                                         Corporation dated December 11, 1998

----------
*  Incorporated by reference to the Proxy Statement.

ITEM 1. ISSUER AND CLASS OF SECURITY SUBJECT TO THE TRANSACTION.

   (a) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER" and "THE PARTIES--The Company" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "SUMMARY--The Special Meeting--Voting" and "INFORMATION CONCERNING THE SPECIAL MEETING--Record Date; Voting at the Meeting; Quorum" of the Proxy Statement is incorporated herein by reference.

   (c) The information set forth in "MARKET FOR THE COMMON STOCK--Common Stock Market Price Information; Dividend Information" of the Proxy Statement is incorporated by reference herein.

   (d) The information set forth in "MARKET FOR THE COMMON STOCK--Common Stock Market Price Information; Dividend Information" of the Proxy Statement is incorporated by reference herein.

   (e) Not applicable.

   (f) The information set forth in "MARKET FOR THE COMMON STOCK--Common Stock Purchase Information" and "Schedule I" of the Proxy Statement is incorporated herein by reference.


ITEM 2. IDENTITY AND BACKGROUND.

   This Statement is being filed jointly by the Company (which is the issuer of the class of equity securities that is the subject of the Rule 13e-3 transaction), River Acquisition, Jay B. Langner and Richard D. Segal.

   (a) - (d) The information set forth in "THE PARTIES--The Company," "--River Acquisition," "THE MERGER AGREEMENT--Directors and Executive Officers of River Acquisition Corp." and "MANAGEMENT--Directors and Executive Officers of the Company" of the Proxy Statement is incorporated herein by reference.

   (e) During the last five years, none of the Company or River Acquisition, nor, to the best of their knowledge, any of their directors, executive officers or controlling persons, nor Jay B. Langner or Richard D. Segal, have been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).


   (f) During the last five years, none of the Company or River Acquisition, nor, to the best of their knowledge, any of their directors, executive officers or controlling persons, nor Jay B. Langner or Richard D. Segal, was a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining further violations of, or prohibiting activities, subject to, federal or state securities laws or finding any violation of such laws.

   (g) The information set forth in "THE PARTIES--The Company," "--River Acquisition," "THE MERGER AGREEMENT--Directors and Executive Officers of River Acquisition Corp." and "MANAGEMENT--Directors and Executive Officers of the Company" of the Proxy Statement is incorporated herein by reference.


ITEM 3. PAST CONTACTS, TRANSACTIONS OR NEGOTIATIONS.

   (a) (1) Not applicable.

   (a)(2) and (b) The information set forth in "SUMMARY--Special Factors," "SPECIAL FACTORS--Background of the Merger" of the Proxy Statement is incorporated herein by reference.


ITEM 4. TERMS OF THE TRANSACTION.

   (a) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER,"

   "SUMMARY," "INFORMATION CONCERNING THE SPECIAL MEETING--Purpose of the Special Meeting," "--Required Vote," "SPECIAL FACTORS--Background of the Merger," "--Certain Effects of the Merger," "--Interests of Certain Persons in the Merger; Certain Relationships," "THE MERGER AGREEMENT" and "DISSENTERS' RIGHTS OF APPRAISAL" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "SUMMARY--Special Factors--Interests of Certain Persons," "--The Special Meeting--Voting," "INFORMATION CONCERNING THE SPECIAL MEETING--Purpose of the Special Meeting," "--Required Vote," "SPECIAL FACTORS--Background of the Merger," "--Certain Effects of the Merger," "--Interests of Certain Persons in the Merger; Certain Relationships," "THE MERGER AGREEMENT--The Merger, Merger Consideration," "--Treatment of Stock Options" and "DISSENTERS' RIGHTS OF APPRAISAL" of the Proxy Statement is incorporated herein by reference.


ITEM 5. PLANS OR PROPOSALS OF THE ISSUER OR AFFILIATE.

   (a) and (b) The information set forth in "SPECIAL FACTORS--Plans for the Company After the Merger" of the Proxy Statement is incorporated herein by reference.

   (c) The information set forth in "SPECIAL FACTORS--Certain Effects of the Merger," "--Interests of Certain Persons in the Merger; Certain Relationships," "THE MERGER AGREEMENT--Treatment of Options" and "--Directors and Officers of the Company Following the Merger; Certificate of Incorporation; Bylaws" of the Proxy Statement is incorporated herein by reference.

   (d) - (g) The information set forth in "SUMMARY--Special Factors--Purpose and Effects of the Merger," "--Financing of the Merger," "SPECIAL FACTORS--Certain Effects of the Merger," "--Plans for the Company After the Merger," and "--Financing of the Merger" of the Proxy Statement is incorporated herein by reference.


ITEM 6. SOURCE AND AMOUNT OF FUNDS OR OTHER CONSIDERATION.

   (a) and (c) The information set forth in "SUMMARY--Special
   Factors--Financing of the Merger," "SPECIAL FACTORS--Plans for the Company After the Merger" and "--Financing of the Merger" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "SPECIAL FACTORS--Fees and Expenses" and "THE MERGER AGREEMENT--Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

   (d) Not Applicable.


ITEM 7. PURPOSE(S), ALTERNATIVES, REASONS AND EFFECTS.

   (a) The information set forth in "SUMMARY--Special Factors--Purpose and Effects of the Merger," "SPECIAL FACTORS--Background of the Merger" and "--The Buyout Group's Purpose and Reason for the Merger" of the Proxy Statement is incorporated herein by reference.

   (b) and (c) The information set forth in "SUMMARY--Special Factors--Purpose and Effects of the Merger," "SPECIAL FACTORS--Background of the Merger" and "--The Buyout Group's Purpose and Reason for the Merger" of the Proxy Statement is incorporated herein by reference.

   (d) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--Special Factors--Purpose and Effects of the Merger," "--Material Federal Income Tax Consequences," "--The Merger Agreement--The Merger Consideration," "INFORMATION CONCERNING THE SPECIAL MEETING--Purpose of the Special Meeting," "SPECIAL FACTORS--Certain Effects of the Merger," "--Plans for the Company After the Merger," "--Accounting Treatment," "--Material Federal Income Tax Consequences of the Merger," "THE MERGER AGREEMENT--The Merger; Merger Consideration" and "--The Exchange Fund; Payment for Shares of Common Stock" of the Proxy Statement is incorporated herein by reference.

ITEM 8. FAIRNESS OF THE TRANSACTION.

   (a) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--Special Factors--Recommendation of the Company's Board of Directors," "--Fairness Opinion of Allen & Company," "INFORMATION CONCERNING THE SPECIAL MEETING--Purpose of the Special Meeting,""SPECIAL FACTORS--Background of the Merger," "--Recommendation of the Special Committee and Board of Directors; Fairness of the Merger," "--The Buyout Group's Purpose and Reason for the Merger" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "SUMMARY--Special Factors--Factors Considered by the Special Committee and Board of Directors," "--Fairness Opinion of Allen & Company," "SPECIAL FACTORS--Background of the Merger," "--Recommendation of the Special Committee and Board of Directors; Fairness of the Merger," "--The Buyout Group's Purpose and Reason for the Merger" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

   (c) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--The Special Meeting--Voting," "--The Merger Agreement--Conditions to the Merger," "INFORMATION CONCERNING THE SPECIAL MEETING--Required Vote" and "THE MERGER AGREEMENT--Conditions" of the Proxy Statement is incorporated herein by reference.

   (d) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--Special Factors--Recommendation of the Company's Board of Directors," "INFORMATION CONCERNING THE SPECIAL MEETING--Purpose of the Special Meeting," "SPECIAL FACTORS--Background of the Merger" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

   (e) The information set forth in "SUMMARY--Recommendation of the Company's Board of Directors," "SPECIAL FACTORS--Background of the Merger" and "--Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.

   (f) Not applicable.


ITEM 9. REPORTS, OPINIONS, APPRAISALS AND CERTAIN NEGOTIATIONS.

   (a) and (b) The information set forth in "SUMMARY--Special Factors--Factors Considered by the Special Committee and Board of Directors," "--Fairness Opinion of Allen & Company," "SPECIAL FACTORS--Background of the Merger," "--Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" and "--Opinion of Financial Advisor to the Special Committee" of the Proxy Statement is incorporated herein by reference.

   (c) The information set forth in "AVAILABLE INFORMATION" of the Proxy Statement is incorporated herein by reference.


ITEM 10. INTEREST IN SECURITIES OF THE ISSUER.

   (a) The information set forth in "SUMMARY--Special Factors--Interests of Certain Persons in the Merger," "INFORMATION CONCERNING THE SPECIAL MEETING--Record Date; Voting at the Meeting; Quorum," "SPECIAL
   FACTORS--Interests of Certain Persons in the Merger; Certain Relationships," "SECURITIES OWNERSHIP--Beneficial Ownership of More than 5% of Common Stock" and "--Beneficial Ownership of Common Stock by Certain Parties Related to the Company or the Buyout Group" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "MARKET FOR THE COMMON STOCK--Common Stock Purchase Information" and "Schedule I" of the Proxy Statement is incorporated herein by reference.

ITEM 11. CONTRACTS, ARRANGEMENTS OR UNDERSTANDINGS WITH RESPECT TO THE ISSUER'S SECURITIES.

   The information set forth in "SUMMARY--The Special Meeting--Voting," INFORMATION CONCERNING THE SPECIAL MEETING--Required Vote," and "SUMMARY--Special Factors--Financing of the Merger," "SPECIAL
   FACTORS--Background of the Merger," "--Interests of Certain Persons in the Merger; Certain Relationships" and "--Financing of the Merger" of the Proxy Statement is incorporated herein by reference.


ITEM 12. PRESENT INTENTION AND RECOMMENDATION OF CERTAIN PERSONS WITH REGARD TO THE TRANSACTION.

   (a) The information set forth in "SECURITIES OWNERSHIP--Beneficial Ownership of Common Stock by Certain Parties Related to the Company or the Buyout Group" of the Proxy Statement is incorporated herein by reference

   (b) The information set forth in "SUMMARY--Special Factors--Recommendation of the Company's Board of Directors," "SPECIAL FACTORS--Background of the Merger," and "--Recommendation of the Special Committee and Board of Directors; Fairness of the Merger" of the Proxy Statement is incorporated herein by reference.


ITEM 13. OTHER PROVISIONS OF THE TRANSACTION.

   (a) The information set forth in "QUESTIONS AND ANSWERS ABOUT THE MERGER," "SUMMARY--Dissenters' Rights of Appraisal" and "DISSENTERS' RIGHTS OF APPRAISAL" of the Proxy Statement is incorporated herein by reference.

   (b) - (c) Not applicable.


ITEM 14. FINANCIAL INFORMATION.

   (a) The information set forth in "SELECTED HISTORICAL AND PRO FORMA CONSOLI-DATED FINANCIAL DATA OF THE COMPANY," "SELECTED FINANCIAL DATA OF HUDSON GENERAL LLC," "WHERE YOU CAN FIND MORE INFORMATION" and "Annex D" of the Proxy Statement is incorporated herein by reference.

   (b) Not Applicable.


ITEM 15. PERSONS AND ASSETS EMPLOYED, RETAIN OR UTILIZED.

   (a) The information set forth in "INFORMATION CONCERNING THE SPECIAL MEETING -- Proxy Solicitation" and "SPECIAL FACTORS--Fees and Expenses" of the Proxy Statement is incorporated herein by reference.

   (b) The information set forth in "INFORMATION CONCERNING THE SPECIAL
   MEETING -- Proxy Solicitation" of the Proxy Statement is incorporated herein by reference.


ITEM 16. ADDITIONAL INFORMATION.

   Proxy Statement, together with the proxy card.


ITEM 17. MATERIAL TO BE FILED AS EXHIBITS.

   (a) (1) Financing Commitment Letter, dated November 20, 1998 and Summary of Terms and Conditions

   (b) (1) Presentation by Allen & Company Incorporated to the Special Committee dated November 20, 1998

   (b) (2) Opinion of Allen & Company Incorporated, dated November 20, 1998 (set forth as Annex B to the Proxy Statement)*

   (c) (1) Equity Commitment Letter, dated November 22, 1998, among Jay B. Langner, Richard D. Segal and Hudson General Corporation

   (c) (2) Agreement and Plan of Merger between Hudson General Corporation and River Acquisition Corp., dated as of November 22, 1998 (set forth as
   Annex A to the Proxy Statement)*

   (d) (1) Proxy Statement, together with the proxy card

   (e) (1) Section 262 of the Delaware General Corporation Law (set forth as Annex C to the Proxy Statement)*

   (f) As of the date of this Statement, no written instruction, form or other material has been furnished to any person making the actual oral solicitation or other recommendation (including the proxy solicitor referred to in "INFORMATION CONCERNING THE SPECIAL MEETING--Proxy Solicitation" of the Proxy Statement) for such person's use, directly or indirectly, in connection with the Rule 13e-3 transaction.

   (g) (1) Complaint filed on November 24, 1998 against Milton H. Dresner et al. by Harbor Finance Partners in the Delaware Chancery Court

   (g) (2) Complaint filed on November 24, 1998 against Jay B. Langner et al. by Weiner in the Delaware Chancery Court

   (g) (3) Complaint filed on November 30, 1998 against Jay B. Langner et al. by Soshtain and Rand in the Delaware Chancery Court

   (g) (4) Press release issued by Hudson General Corporation (incorporated by reference to the Current Report on Form 8-K of Hudson General Corporation filed on November 23, 1998)

   (g) (5) Press release issued by Hudson General Corporation dated December 11, 1998


----------
*  Incorporated by reference to the Proxy Statement

                                   SIGNATURES

     After due inquiry and to the best of my knowledge and belief, the undersigned certify that the information set forth in this statement is true, complete and correct.



                                        HUDSON GENERAL CORPORATION



                                        By: /s/ Michael Rubin
                                           ------------------------------------
                                        Name: Michael Rubin
                                        Title: President


                                        RIVER ACQUISITION CORP.


                                        By: /s/ Jay B. Langner
                                           ------------------------------------
                                        Name: Jay B. Langner
                                        Title: Chairman



                                        /s/ Jay B. Langner
                                       ----------------------------------------
                                        Jay B. Langner



                                        /s/ Richard D. Segal
                                       ----------------------------------------
                                        Richard D. Segal


Dated: December 23, 1998

                                 EXHIBIT INDEX

     EXHIBIT                                         DESCRIPTION
     -------                                         ------------
   99.17(a)(1)       Financing Commitment Letter, dated November 20, 1998 and Summary of Terms and
                     Conditions

   99.17(b)(1)       Presentation by Allen & Company Incorporated to the Special Committee, dated
                     November 20, 1998

   99.17(b)(2)       Opinion of Allen & Company Incorporated, dated November 22, 1998 (set forth as
                     Annex B to the Proxy Statement).*

   99.17(c)(1)       Equity Commitment Letter, dated November 22, 1998, between Jay B. Langner,
                     Richard D. Segal and Hudson General Corporation.

   99.17(c)(2)       Agreement and Plan of Merger between Hudson General Corporation and River
                     Acquisition Corp., dated as of November 22, 1998 (set forth as Annex A to the Proxy
                     Statement)*

   99.17(d)(1)       Proxy Statement, together with the proxy card

   99.17(e)(1)       Section 262 of the Delaware General Corporation Law (set forth as Annex C to the
                     Proxy Statement)*

   99.17(g)(1)       Complaint filed on November 24, 1998 against Milton H. Dresner et al. by Harbor
                     Finance Partners in the Delaware Chancery Court

   99.17(g)(2)       Complaint filed on November 24, 1998 against Jay B. Langner et al. by Weiner in the
                     Delaware Chancery Court

   99.17(g)(3)       Complaint filed on November 30, 1998 against Jay B. Langner et al. by Soshtain and
                     Rand in the Delaware Chancery Court

   99.17(g)(4)       Press release issued by Hudson General Corporation (incorporated by reference to the
                     Current Report on Form 8-K of Hudson General Corporation filed on November 23, 1998)

   99.17(g)(5)       Press release issued by Hudson General Corporation dated December 11, 1998

----------
*  Incorporated by reference to the Proxy Statement